Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Merrill Lynch Mortgage Investors,
Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-BPC1 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

The Bank of New York
3,468,000
6%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
29,283,000
52%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
7,110,000
12%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Wells Fargo Bank NA
6,844,000
12%
733 Marquette Avenue
Minneapolis, MN 55479

Banc of America
25,000,000
18%
300 Harmon Meadow Blvd
New Port Towers
Jersey City, NJ 07302

WBNA-MAIN
8,500,000
6%
530 Walnut Street, First Floor
Philadelphia, PA 19101

Mellon Trust
16,350,000
11%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
83,500,000
60%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JPMCB/Prudential
25,000,000
14%
14201 Dallas Pkwy, 12 th Floor
Dallas, TX 75240

The Bank of New York
12,880,000
7%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
49,545,000
28%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
40,415,000
23%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

The Bank of New York/INV
25,000,000
14%
111 Sanders Creek
Barclays
E. Syracuse, NY 13057

The Bank of New York/Wachovia
13,000,000
26%
1 Wall Street, Fifth Floor
New York, NY 10286

SSB&T Co.
5,000,000
10%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Brown Brothers
5,000,000
10%
525 Washington Blvd
New Port Towers
Jersey City, NJ 07302

Merrill Lynch
25,845,000
52%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302

JP Morgan Chase Bank NA
87,280,000
22%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
74,280,000
18%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

WB/CAPITAL
35,000,000
8%
301 South College Street
Charlotte, NC 28288

The Bank of New York/Wachovia
20,000,000
5%
1 Wall Street, Fifth Floor
New York, NY 10286

Bank One/RET
33,000,000
8%
340 South Cleveland, Bldg 350
Columbus, OH 43240

CGM/SAL BR
62,000,000
15%
333 W. 34 th Street, Third Floor
New York, NY 10001

JPMCB/Prudential
33,195,000
8%
14201 Dallas Pkwy, 12 th Floor
Dallas, TX 75240

Mellon Trust
36,145,000
9%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

A-1A
FHL/RETAIN
182,874,000
100%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

AJ
Citibank
54,000,000
57%
3800 Citibank Center B3-15
Tampa, FL 33610
SSB&T Co.
10,200,000
10%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
30,052,000
31%
14201 Dallas Parkway
Dallas, TX 75254

B
Citibank
7,807,000
29%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
17,600,000
66%
14201 Dallas Parkway
Dallas, TX 75254

C
Citibank
10,000,000
80%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
2,426,000
20%
14201 Dallas Parkway
Dallas, TX 75254

D
Citibank
18,640,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610